UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  October 21, 2002


                          CCC INFORMATION SERVICES GROUP INC.

             (Exact name of registrant as specified in its chapter)

           Delaware                    000  -  28600             54-1242469

  (State or other jurisdiction    (Commission File Number)     (IRS Employer
        of incorporation)                                    Identification No.)


                           World Trade Center Chicago
                              444 Merchandise Mart,
                             Chicago, Illinois 60654

                    (Address of Principal Executive Offices)

                        ---------------------------------

                                  312-222-4636

              (Registrant's telephone number, including area code)

                        ---------------------------------


ITEM  5.  OTHER  EVENTS.

          On October 21, 2002, CCC Information Services Group Inc. (the "Company") purchased $16,179,000 aggregate liquidation amount of Trust Preferred Securities (liquidation amount $1,000 per Trust Preferred Security) of CCC Capital Trust (the "Trust") from Capricorn Investors III, L.P. ("Capricorn"). The purchased securities constituted all of the Trust Preferred Securities held by Capricorn (including $1,179,000 aggregate liquidation amount of Trust Preferred Securities issued to Capricorn as in-kind distributions in lieu of cash), and all of the Trust Preferred Securities outstanding. The purchase price was $16,259,895, comprising the aggregate liquidation amount of the Trust Preferred Securities plus accrued but unpaid distributions on the Trust
Preferred Securities from October 1, 2002 through the purchase date. As a result of the purchase, the Company owns all of the outstanding securities of the Trust, which, in the aggregate, have a liquidation amount equal to the principal amount of the Increasing Rate Note Due 2006 issued by the Company to the Trust. The Increasing Rate Note will be cancelled as a result of this transaction, and the Trust will be dissolved. A copy of the press release regarding the Company's purchase of the Trust Preferred Securities from Capricorn is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

          On October 22, 2002, the Company issued a press release announcing its financial and operating results for the third quarter and nine month period ended September 30, 2002. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial  Statements  of  Businesses  Acquired.

          None.

     (b)  Pro  Forma  Financial  Information.

          None.

     (c)  Exhibits.

     10.1 Purchase and Waiver Agreement, dated as of October 21, 2002, by and among the Company, CCC Capital Trust and Capricorn Investors III, L.P.

     99.1 Press  release  of  the  Company  dated  October  21,  2002.

     99.2 Press  release  of  the  Company  dated  October  22,  2002.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October  28,  2002         CCC  INFORMATION  SERVICES  GROUP  INC.

                                   By:  /s/  Githesh  Ramamurthy
                                        -------------------------
                                             Githesh  Ramamurthy
                                             Chief  Executive  Officer


                                  EXHIBIT INDEX

Exhibit   Description
-------   -----------

10.1 Purchase and Waiver Agreement, dated as of October 21, 2002, by and among the Company, CCC Capital Trust and Capricorn Investors III, L.P.

99.1      Press  release  of  the  Company  dated  October  21,  2002.

99.2      Press  release  of  the  Company  dated  October  22,  2002.